INTEREST BEARING LOANS AND BORROWINGS	6 Months Ended
Jun. 30, 2024
Borrowings [abstract]
INTEREST BEARING LOANS AND BORROWINGS	INTEREST BEARING LOANS AND BORROWINGS
Movements in the Company's interest bearing loans and borrowings in the six months ended June 30, 2024 are summarized as follows:

(in thousands of $)	December 31, 2023	Proceeds	Repayments	Other	June 30, 2024
Floating rate debt	3,279,626	1,355,037	(861,132)	7,672	3,781,203
Fixed rate debt	176,837	—	(100,000)	(587)	76,250
Total debt	3,456,463	1,355,037	(961,132)	7,085	3,857,453

In November 2023, the Company entered into a senior secured term loan facility in an amount of up to $1,410.0 million with a group of our relationship banks to partly finance the Acquisition. The facility has a tenor of five years, carries an interest rate of the Secured Overnight Financing Rate (“SOFR”) plus a margin in line with the Company’s existing loan facilities and has an amortization profile of 20 years commencing on the delivery date from the yard. In December 2023, the Company drew down $891.3 million under the facility to partly finance the Acquisition. Up to $518.7 million remained available and undrawn under the facility as of December 31, 2023 all of which was drawn down to partially finance the remaining 13 vessels delivered as a result of the Acquisition in the six months ended June 30, 2024. The facility is fully drawn down as of June 30, 2024.

In November 2023, the Company entered into a subordinated unsecured shareholder loan in an amount of up to $539.9 million with Hemen Holding Limited ("Hemen"), the Company's largest shareholder, to partly finance the Acquisition (the "Hemen shareholder loan"). The Hemen shareholder loan has a tenor of five years and carries an interest rate of SOFR plus a margin equal to the $1,410.0 million facility, in line with the Company’s existing loan facilities. In December 2023, the Company drew down $235.0 million under the Hemen shareholder loan to partly finance the Acquisition. Up to $304.9 million remained available to be drawn as of December 31, 2023. In January 2024, the Company drew down $60.0 million to partly finance the remaining 13 vessels delivered as a result of the Acquisition in the six months ended June 30, 2024. In June 2024, the Company repaid $147.5 million under the Hemen shareholder loan and no amount remained available to be drawn as of June 30, 2024. In August 2024, the Company repaid the Hemen shareholder loan in full.

In December 2023, the Company drew down $99.7 million under its $275.0 million senior unsecured revolving credit facility with an affiliate of Hemen, to partly finance the Acquisition. In April 2024, the Company repaid $100.0 million under the facility. Up to $200.0 million remains available to be drawn following the repayment.

In February 2024, the Company entered into a secured term loan facility in an amount of up to $94.5 million with KFW Bank to refinance two LR2 tankers. The new facility has a tenor of five years, carries an interest rate of SOFR plus a margin of 180 basis points and has an amortization profile of 20 years commencing on the delivery date from the yard. The refinancing generated net cash proceeds of approximately $38.0 million. The new facility is fully drawn down as of June 30, 2024.

In March 2024, the Company entered into a senior secured term loan facility in an amount of up to $219.6 million with a syndicate of banks to refinance six LR2 tankers. The new facility has a tenor of five years, carries an interest rate of SOFR plus a margin of 180 basis points and has an amortization profile of 18 years commencing on the delivery date from the yard. The refinancing generated net cash proceeds of approximately $101.0 million. The new facility is fully drawn down as of June 30, 2024.

In May 2024, the Company entered into a senior secured term loan facility in an amount of up to $606.7 million with China Exim Bank and DNB, insured by China Export and Credit Insurance Corporation, to refinance eight Suezmax tankers and eight LR2 tankers. The facility has a tenor of approximately nine years, carries an interest rate of SOFR plus a margin in line with the Company’s existing loan facilities and has an amortization profile of approximately 19.7 years commencing on the delivery date from the yard. In June 2024, the Company drew down $306.5 million under the facility. Up to $300.2 million remained available and undrawn as of June 30, 2024, all of which was drawn down in August 2024. The refinancing generated net cash proceeds of approximately $275.0 million, of which $135.3 million was generated in the six months ended June 30, 2024.

Debt restriction

The Company's loan agreements contain loan-to-value clauses, which could require the Company to post additional collateral or prepay a portion of the outstanding borrowings should the value of the vessels securing borrowings under each of such agreements decrease below required levels. In addition, the loan agreements contain certain financial covenants, including the requirement to maintain a certain level of free cash, positive working capital and a value adjusted equity covenant. The Company is permitted to satisfy up to 50% of the cash requirement by maintaining a committed undrawn credit facility with a remaining availability of greater than 12 months. As of June 30, 2024, cash and cash equivalents includes cash balances of $89.8 million (December 31, 2023: $75.4 million), which represents 50% (December 31, 2023: 50%) of the cash required to be maintained by the financial covenants in our loan agreements.

The Company was in compliance with all of the financial covenants contained in the Company's loan agreements as of June 30, 2024 and December 31, 2023.

Assets pledged

(in thousands of $)	June 30, 2024	December 31, 2023
Vessels	5,435,342	4,632,901